UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or l5 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2013

Washington Banking Company

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation)

000-24503 (Commission File Number)	91-1725825 (I.R.S. Employer Identification Number)

450 SW Bayshore Drive

Oak Harbor, WA 98277

(Address of principal executive offices) (Zip Code)

(360) 679-3121

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 31, 2013, Washington Banking Company announced by press release its earnings for the fourth quarter and full year ended December 31, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

The information in Item 2.02 of this Form 8-K and the attached Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On January 31, 2013, Washington Banking Company announced that the Board of Directors declared a cash dividend of $0.15 per common share payable to shareholders of record on February 11, 2013 and payable on February 26, 2013. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
99.1 Earnings Press Release 99.2 Dividend Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON BANKING COMPANY
Dated: January 31, 2013	By: /s/ Richard Shields Richard A. Shields EVP and Chief Financial Officer